United States


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------
                                    FORM 8-K
                                  ------------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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               Date of report (Date of earliest event reported) -
                      January 6, 2005 (December 31, 2004)


                              RF MONOLITHICS, INC.
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               (Exact name of Registrant as Specified in Charter)





        Delaware                     0-24414                   75-1638027
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(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)




                             4441 Sigma Road
                               Dallas, Texas                  75244
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               (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry Into a Material Definitive Agreement


Effective December 31, 2004, we and Wells Fargo Bank, National Association, or Wells Fargo, entered into a Loan Agreement, or Loan Agreement, under which Wells Fargo has extended us a two-year revolving credit facility for up to $10 million. The new facility provides for borrowing at either LIBOR plus 2.25% or a Base Rate equal to the higher of Wells Fargo's prime rate, or the federal funds rate plus .5%. It will lower our interest expense, increase our maximum borrowing capacity by $2.5 million, and allow for increased financial flexibility relating to capital spending, and investments.


Item 1.02  Termination of a Material Definitive Agreement


The Loan Agreement described in Item 1.01 above replaced our Amended and Restated Credit and Security Agreement with Wells Fargo Business Credit, Inc., or WFBCI, dated as of February 3, 2003, as amended, or the Credit Agreement. The Credit Agreement provided us a revolving credit facility of up to $7.5 million at slightly higher interest rates than the Loan Agreement and was due to expire in December 2005. WFBCI waived termination fees in connection with the early termination.


Item 9.01  Exhibits.

(c)      Exhibits.


         Exhibit      Description
         -------      -----------
         99           Registrant's Press Release, dated January 6, 2005, RF
                      Monolithics, Inc. Announces New $10M
                      Revolving Credit Facility With Wells Fargo Bank, N.A.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RF MONOLITHICS, INC.


                                    By:  /s/ Harley E Barnes III
                                         ------------------------------
                                             Harley E Barnes III
                                             Chief Financial Officer

Date: January 6, 2005

                                  EXHIBIT INDEX


Exhibit                      Description
-------                      -----------
99                           Registrant's Press Release, dated January 6, 2005,
                             RF Monolithics Inc. Announces New
                             $10M Revolving Credit Facility With
                             Wells Fargo Bank, N.A.